# MUNDOVAL FUND
## GLOBAL VALUE INVESTING



Quarterly Commentary: 3Q 2011

## Portfolio Review

The Mundoval Fund returned –15.09% in the third quarter, outperforming the benchmark MSCI World Index by 1.52% in a tumultuous quarter marked by economic uncertainty, particularly in the Eurozone.

Few companies posted positive stock returns in the quarter, namely Google. Financials were the largest detriment to equity market performance in general, and the Mundoval Fund in particular, including holdings Bank of America, ING Group, and Banco Santander.

## Manager Commentary: *The Value of a Business vs. its common Stock*

When describing the difference between an investor and a speculator, Benjamin Graham wrote in *The Intelligent Investor*, "The speculator's primary interest lies in anticipating and profiting from market fluctuations. The investor's primary interest lies in acquiring and holding suitable securities at suitable prices."

We believe that the wealth of the world is created by businesses that produce goods and services. In order to increase our clients' (and our own) wealth, we buy portions of businesses in the form of common stock, when they are being sold for less than our estimation of the company's intrinsic value. Daily share price quotations of publicly traded companies will fluctuate, sometimes significantly, but the values of the underlying businesses tend to vary much less.

Since the spring of 2011, the European banking industry has been under intense scrutiny by investors due to the perception of their exposure to sovereign debt that has been issued primarily by Portugal, Ireland and more notably, Greece (PIGs). Although some European banks hold more sovereign debt of the PIGS on their balance sheets than others, many have already taken sufficient provisions to account for any potential losses in the event of default by a sovereign issuer.

**Banco Santander**, **S.A.**, the eighth largest bank in the world and the largest in Spain, generates 48% of its profits from Brazil, Mexico, Chile, Argentina and Poland. The bank has experienced a decline in its share price of more than 35% since June 30th, despite a dividend yield greater than 8%, Banco Santander sells for approximately 85% of its tangible equity value. **BNP Paribas**, the largest bank in France, has seen its share price decline by more than 50% since June 30th. BNP Paribas paid a 6.7% dividend yield on earnings of more than 8 billion euro last quarter and sells for approximately 60% of its tangible book value.

Despite the increased probability that Greece will either default or be assisted in restructuring its sovereign debts, management of BNP Paribas has confirmed that their residual exposure to Greek debt is less than their first quarter pre-tax earnings. The Chief Financial Officer of Banco Santander confirmed that of the 27 billion of euro zone sovereign debt on their balance sheet, less than 2 billion issued by PIGs.

From a fundamental perspective, an investor today can own two of the largest banks in the world for less than the value of their tangible equity and still be paid a dividend yield that is 3.5 times greater than the 2% being paid by the 10 year US Treasury bond. The disparity between business valuations and market valuations is most evident in the aforementioned cases and seemingly provides a margin of safety for long term investors seeking to own two global banks at attractive prices.

*- Art Johnson, Mundoval Fund President*

## Average Annual Total Returns as of September 30, 2011[2]

| | 3Q 2011 (Non-Annualized) | Year to Date (Non -Annualized) | 1-Year | 3-Years | 5-Years | Since Inception (9/3/04) |
|---|---|---|---|---|---|---|
| Mundoval Fund | -15.09% | -9.81% | -5.87% | -1.33% | -1.44% | 2.97% |
| MSCI World Index | -16.61% | -12.20% | -4.35% | -0.07% | -2.23% | 2.87% |
| S&P 500 Index | -13.87% | -8.68% | 1.14% | 1.23% | -1.18% | 2.21% |

*[2]Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.*

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | WWW.MUNDOVAL.COM